A Special Meeting of the shareholders
 of each of the Kent Funds (individually listed above, and referred to as "Fund" and collectively, the "Funds") was called to order at 9:00 a.m. (Eastern Time) on September 21, 1998 at the offices of BISYS
 Fund Services, 3435 Stelzer Road, Columbus,
 Ohio 43219, pursuant to notice given to all shareholders of record on July 2, 1998.

The following resolutions were approved:


Proposal 1

	RESOLVED, that the election of Messrs.
 Joseph F. Damore, Walter B. Grimm, James F.
 Rainey and Ronald F. VanSteeland and
 Ms. Michelle Van Dyke to the Board of Trustees of the Kent Funds, be and the same hereby is
, approved.

Proposal 2

RESOLVED, that the change in the investment objective of each Fund from a fundamental policy to a non-fundamental policy, be and the same hereby is, approved.

Proposal 3(a)

	RESOLVED, that the reclassification
of the fundamental investment restriction regarding purchases of securities on margin of the each Fund to a non-fundamental restriction, be and the same hereby is, approved.

Proposal 3(b)

	RESOLVED, that the reclassification of
 the fundamental investment restriction
 regarding investments in illiquid securities of each Fund to a non-fundamental restriction, be and the same hereby is, approved.

Proposal 3(c)

	RESOLVED, that the amendment to and
 reclassification to a non-fundamental restriction of the fundamental investment restriction regarding investments in securities of companies with less than a three year operating history of each Fund, be and the same hereby is, approved.

Proposal 3(d)

RESOLVED, that the reclassification of the fundamental investment restriction regarding short sales of securities of the Kent
 Intermediate Bond Fund to a non-fundamental restriction, be and the same hereby is, approved.

Proposal 3(e)

	RESOLVED, that the amendment to and
 reclassification to a non-fundamental
 restriction of the fundamental investment restriction regarding investments in other investment companies of each Fund, be and the same hereby is, approved.

Proposal 4

	RESOLVED, that the selection of KPMG Peat
 Marwick LLP as the independent accountants of the Kent Funds for the fiscal year ending
 December 31, 1998, be and the same hereby is, ratified.
The results of the votes on each proposal were as follows:

PROPOSAL 1:	Election of Trustees

The shareholders of all Funds of the Kent Funds voted as follows:



Candidate
Shares
Voted For
Shares
Withheld Authority

Joseph F. Damore
1,232,156,794.00
5,538.00

Walter B. Grimm
1,232,156,794.00
5,538.00

James F. Rainey
1,232,156,794.00
5,538.00

Ronald F. VanSteeland
1,232,156,794.00
5,538.00

Michelle Van Dyke
1,232,156,794.00
5,538.00


PROPOSAL 2:	Approval of a Change in the Investment
 Objective of each Fund from a Fundamental Policy to a Non-Fundamental Policy
The shareholders of each Fund voted separately on
 a Fund-by-Fund basis and all classes of shares of the same Fund voted together, as defined in the Proxy Statement, as follows:


Fund Name:
(Investment and Institutional Shares)
Shares
Voted For
Shares
Voted Against
Shares
Abstaining

Growth and Income Fund
40,883,876.00
963.00
1,506.00

Index Equity Fund
27,339,162.00
1,001.00
2,378.00

Small Company Growth Fund
38,629,189.00
0.00
3,038.00

International Growth Fund
29,673,539.00
0.00
1,395.00

Income Fund
21,713,196.00
3,253.00
2,384.00

Intermediate Bond Fund
72,556,955.00
21,504.00
2,127.00

Short Term Bond Fund
12,516,560.00
3,214.00
0.00

Tax-Free Income Fund
11,302,427.00
0.00
0.00

Intermediate Tax-Free Fund
25,664,743.00
0.00
0.00

Michigan Municipal Bond Fund
11,599,692.00
0.00
0.00

Limited Term Tax-Free Fund
3,584,070.00
0.00
0.00

Money Market Fund
516,943,745.00
0.00
0.00

Government Money Market Fund
104,941,552.00
0.00
0.00

Michigan Municipal Money Market Fd
314,770,855.00
0.00
0.00


PROPOSAL 3a:	Approval of a Reclassification
of the Fundamental Investment Restriction of each Fund regarding Purchases of Securities on Margin to a Non-Fundamental Restriction

The shareholders of each Fund voted separately on a Fund-by-Fund basis and all classes of shares of the same Fund voted together, as defined in the Proxy Statement, as follows:


Fund Name:
(Investment and Institutional Shares)
Shares
Voted For
Shares
Voted Against
Shares
Abstaining

Growth and Income Fund
40,881,942.00
963.00
3,441.00

Index Equity Fund
27,339,550.00
750.00
2,241.00

Small Company Growth Fund
38,631,513.00
0.00
713.00

International Growth Fund
29,672,769.00
0.00
2,166.00

Income Fund
21,714,532.00
3,253.00
1,049.00

Intermediate Bond Fund
72,555,046.00
24,259.00
1,281.00

Short Term Bond Fund
12,516,560.00
3,214.00
0.00

Tax-Free Income Fund
11,302,427.00
0.00
0.00

Intermediate Tax-Free Fund
25,664,743.00
0.00
0.00

Michigan Municipal Bond Fund
11,599,692.00
0.00
0.00

Limited Term Tax-Free Fund
3,584,070.00
0.00
0.00

Money Market Fund
516,943,745.00
0.00
0.00

Government Money Market Fund
104,941,552.00
0.00
0.00

Michigan Municipal Money Market Fd
314,770,855.00
0.00
0.00


PROPOSAL 3b:	Approval of a Reclassification
 of the Fundamental Investment Restriction of each Fund regarding Investments in Illiquid Securities to a Non-Fundamental Restriction

The shareholders of each Fund voted separately on a Fund-by-Fund basis and all classes of shares of the same Fund voted together, as defined in the Proxy Statement, as follows:


Fund Name:
(Investment and Institutional Shares)
Shares
Voted For
Shares
Voted Against
Shares
Abstaining

Growth and Income Fund
40,881,248.00
963.00
4,134.00

Index Equity Fund
27,339,413.00
750.00
2,378.00

Small Company Growth Fund
38,630,950.00
0.00
1,276.00

International Growth Fund
29,672,201.00
0.00
2,733.00

Income Fund
21,713,196.00
3,253.00
2,384.00

Intermediate Bond Fund
72,554,200.00
24,259.00
2,127.00

Short Term Bond Fund
12,516,56.00
3,214.00
0.00

Tax-Free Income Fund
11,302,427.00
0.00
0.00

Intermediate Tax-Free Fund
25,664,743.00
0.00
0.00

Michigan Municipal Bond Fund
11,599,692.00
0.00
0.00

Limited Term Tax-Free Fund
3,584,070.00
0.00
0.00

Money Market Fund
516,943,745.00
0.00
0.00

Government Money Market Fund
104,941,552.00
0.00
0.00

Michigan Municipal Money Market Fd
314,770,855.00
0.00
0.00


PROPOSAL 3c:	Approval of an Amendment to and
 Reclassification of the Fundamental Investment
 Restriction of each Fund regarding Investments in Securities of Companies with Less than a Three
Year Operating History to a Non-Fundamental
Restriction

The shareholders of each Fund voted separately on a Fund-by-Fund basis and all classes of shares of the same Fund voted together, as defined in the Proxy Statement, as follows:


Fund Name:
(Investment and Institutional Shares)
Shares
Voted For
Shares
Voted Against
Shares
Abstaining

Growth and Income Fund
40,881,942.00
0.00
4,404.00

Index Equity Fund
27,339,550.00
0.00
2,991.00

Small Company Growth Fund
38,631,513.00
0.00
713.00

International Growth Fund
29,672,769.00
0.00
2,166.00

Income Fund
21,716,105.00
0.00
2,729.00

Intermediate Bond Fund
72,555,046.00
24,259.00
1,281.00

Short Term Bond Fund
12,519,775.00
0.00
0.00

Tax-Free Income Fund
11,302,427.00
0.00
0.00

Intermediate Tax-Free Fund
25,664,743.00
0.00
0.00

Michigan Municipal Bond Fund
11,599,692.00
0.00
0.00

Limited Term Tax-Free Fund
3,584,070.00
0.00
0.00

Money Market Fund
516,943,745.00
0.00
0.00

Government Money Market Fund
104,941,552.00
0.00
0.00

Michigan Municipal Money Market Fd
314,770,855.00
0.00
0.00


PROPOSAL 3d:	Approval of a Reclassification
 of the Fundamental Investment Restriction of each Fund regarding Short Sales of Securities to a Non-Fundamental Restriction

The shareholders of each Fund voted separately on a Fund-by-Fund basis and all classes of shares of the same Fund voted together, as defined in the Proxy Statement, as follows:


Fund Name:
(Investment and Institutional Shares)
Shares
Voted For
Shares
Voted Against
Shares
Abstaining

Growth and Income Fund
40,882,905.00
0.00
3,441.00

Index Equity Fund
27,340,300.00
0.00
2,241.00

Small Company Growth Fund
38,631,513.00
0.00
713.00

International Growth Fund
29,672,769.00
0.00
2,166.00

Income Fund
21,717,785.00
0.00
1,049.00

Intermediate Bond Fund
72,560,198.00
19,107.00
1,281.00

Short Term Bond Fund
12,519,775.00
0.00
0.00

Tax-Free Income Fund
11,302,427.00
0.00
0.00

Intermediate Tax-Free Fund
25,664,743.00
0.00
0.00

Michigan Municipal Bond Fund
11,599,692.00
0.00
0.00

Limited Term Tax-Free Fund
3,584,070.00
0.00
0.00

Money Market Fund
516,943,745.00
0.00
0.00

Government Money Market Fund
104,941,552.00
0.00
0.00

Michigan Municipal Money Market Fd
314,770,855.00
0.00
0.00


PROPOSAL 3e:	Approval of an Amendment to
 and Reclassification of the Fundamental
 Investment Restriction of each Fund
 regarding Investments in Other Investment
Companies to a Non-Fundamental Restriction

The shareholders of each Fund voted separately on a Fund-by-Fund basis and all classes of shares of the same Fund voted together, as defined in the
 Proxy Statement, as follows:


Fund Name:
(Investment and Institutional Shares)
Shares
Voted For
Shares
Voted Against
Shares
Abstaining

Growth and Income Fund
40,872,571.00
9,640.00
4,134.00

Index Equity Fund
27,337,354.00
2,809.00
2,378.00

Small Company Growth Fund
38,628,959.00
1,990.00
1,276.00

International Growth Fund
29,669,877.00
2,324.00
2,733.00

Income Fund
21,694,480.00
21,969.00
2,384.00

Intermediate Bond Fund
72,555,046.00
24,259.00
1,281.00

Short Term Bond Fund
12,516,560.00
3,214.00
0.00

Tax-Free Income Fund
11,302,427.00
0.00
0.00

Intermediate Tax-Free Fund
25,664,743.00
0.00
0.00

Michigan Municipal Bond Fund
11,599,692.00
0.00
0.00

Limited Term Tax-Free Fund
3,584,070.00
0.00
0.00

Money Market Fund
516,943,745.00
0.00
0.00

Government Money Market Fund
104,941,552.00
0.00
0.00

Michigan Municipal Money Market Fd
314,770,855.00
0.00
0.00


PROPOSAL 4:	Ratification of Independent Accountants

The shareholders of all Funds of the Kent Funds voted together, as defined in the Proxy Statement, as follows:


Fund Name:
(Investment and Institutional Shares)
Shares
Voted For
Shares
Voted Against
Shares
Abstaining

All Kent Funds
1,232,157,573.00
0.00
4,754.00



F:\DEPT\LEGALSRV\CLIENT\KENTFUND\SHAREMTG\
998MIN1.DOC	Page 8